Fees Summary	Apr. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 247,394,777.30
Previously Paid Amount	24,498.22
Total Fee Amount	34,165.22
Total Offset Amount	0
Net Fee	$ 9,667.00